Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
August 31, 1999



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.3765%



        Excess Protection Level
          3 Month Average   5.66%
            August, 1999   5.91%
            July, 1999   5.94%
            June, 1999   5.13%


        Cash Yield                                  18.20%


        Investor Charge Offs                         4.78%


        Base Rate                                    7.52%


        Over 30 Day Delinquency                      4.81%


        Seller's Interest                            7.19%


        Total Payment Rate                          14.37%


        Total Principal Balance                     $46,158,397,644.87


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,316,578,126.38